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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 6, 2003

                            NORTH COAST ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-18691                34-1594000
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)


             1993 CASE PARKWAY
              TWINSBURG, OHIO                              44087-2343
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (330) 425-2330
                                                           --------------




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

                  Exhibit No.         Exhibit Description
                  -----------         -------------------
                  99.1                Press Release, dated November 6, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 6, 2003, North Coast Energy, Inc. issued a press release describing its results for the third quarter of 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                             NORTH COAST ENERGY, INC.



     November 6, 2003                         /s/ Dale E. Stitt
                                             ----------------------------------
                                             Dale E. Stitt
                                             Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

                Exhibit No.       Description of Exhibit
                -----------       ----------------------
                99.1              Press Release dated November 6, 2003